As filed via EDGAR with the Securities and Exchange Commission on May 1, 2009

                                              Registration Statement No. 2-34277
                                                                ICA No. 811-1920

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

                      Pre-Effective Amendment No. _____                      [ ]

                       Post-Effective Amendment No. 57                       [X]

                                       And

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]

                                Amendment No. 37


                                  STRALEM FUND
               (Exact Name of Registrant as Specified in Charter)

                      645 Madison Avenue, New York NY 10022
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (212) 888-8123

        Philippe E. Baumann, 645 Madison Avenue, New York, New York 10022
                     (Name and Address of Agent for Service)

                                    Copy to:

                              Aviva Grossman, Esq.
                       Kramer Levin Naftalis & Frankel LLP
                           1177 Avenue of the Americas
                            New York, New York 10036

It is proposed that this filing will become effective (check appropriate box):

[ ]   Immediately upon filing pursuant to paragraph (b)

[ ]   60 days after filing pursuant to paragraph (a)(1)

[ ]   75 days after filing pursuant to paragraph (a)(2)

[ ]   on ________ pursuant to paragraph (b)

[X]   on July 1, 2009 pursuant to paragraph (a)(1)

[ ]   on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

      [ ]   this post-effective  amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------

                                    __, 2009

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                                 [LOGO OMITTED]
                                    STRALEM
                                      FUND


--------------------------------------------------------------------------------


                               STRALEM EQUITY FUND

                                   PROSPECTUS


                                  ADVISER CLASS
                               INSTITUTIONAL CLASS

The Securities and Exchange Commission has not approved or disapproved the shares of the Fund as an investment. The Securities and Exchange Commission also has not determined whether this prospectus is accurate or complete. Any person who tells you that the Securities and Exchange Commission has made such an approval or determination is committing a crime.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
================================================================================

INTRODUCTION ..............................................................    1

STRALEM EQUITY FUND: RISK/RETURN SUMMARY ..................................    1

Investment Objective ......................................................    1
Principal Investment Strategies ...........................................    1
Principal Risks of Investing ..............................................    1
Performance of the Fund ...................................................    2
Fees and Expenses .........................................................    4

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES
AND RELATED RISKS .........................................................    5

Investment Objective ......................................................    5
Principal Investment Strategies ...........................................    5
Risks of Investing ........................................................    6

PORTFOLIO HOLDINGS ........................................................    7

INVESTMENT ADVISER AND INVESTMENT
ADVISORY AGREEMENT ........................................................    7

SHAREHOLDER INFORMATION ...................................................    9

Investment Minimums .......................................................    9
Net Asset Value ...........................................................    9
How to Purchase Shares ....................................................    9
How to Redeem Shares ......................................................   13
Distribution Fees .........................................................   15
Dividends and Capital Gains Distributions .................................   16
Frequent Purchases and Redemptions of Fund Shares .........................   16
Customer Identification ...................................................   16
Tax Issues ................................................................   17

FINANCIAL HIGHLIGHTS ......................................................   18

PRIVACY STATEMENT .........................................................   19

FOR MORE INFORMATION .............................................    Back Cover

INTRODUCTION
================================================================================

Stralem Equity Fund (the "Fund") is a no-load mutual fund that offers two classes of shares, the Adviser Class and the Institutional Class which differ as to expenses and minimum investments.

STRALEM EQUITY FUND: RISK/RETURN SUMMARY
================================================================================

INVESTMENT OBJECTIVE

The Fund's investment objective is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund, under normal market conditions, seeks to achieve its investment objective by investing at least 80% of its assets in equity securities of companies with a market capitalization of $4 billion or greater. Stralem & Company Incorporated (the "Adviser") selects securities of U.S. S&P 500 Index companies using a structural framework that forms the foundation of the Adviser's investment philosophy. This framework generally consists of investing in stocks in what the Adviser categorizes as two sectors: "Up Market" companies and "Down Market" companies. The Adviser adjusts the balance between Up Market companies and Down Market companies, and the balance among categories in each sector, depending on the Adviser's assessment of where the market lies with respect to the current market cycle.

PRINCIPAL RISKS OF INVESTING

The Fund is subject to the risks common to all mutual funds that invest in equity securities. You may lose money by investing in the Fund if any of these occur:

o the stock markets of the United States go down, decreasing the value of equity securities;

o     a stock or stocks in the Fund's portfolio does not perform as expected;

o the Fund manager's investment strategy does not achieve the Fund's objective or the manager does not implement the strategy properly.

In addition, the Fund is non-diversified, which means that it invests in a relatively small number of stocks. To the extent that the Fund invests in a small number of issuers, the Fund's performance may be substantially affected by an increase or decrease in the value of any one stock in the portfolio.

PERFORMANCE OF THE FUND

The bar chart shown below and performance table shown on the next page provide an indication of the risks and variability of investing in Stralem Equity Fund. The bar chart shows the changes in the performance of the Fund for each full calendar year over the life of the Fund. The performance table compares the Fund's performance over the stated periods with the Standard & Poor's Composite 500 Index ("S&P 500 Index"). How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

BAR CHART - INSTITUTIONAL CLASS

                               [BAR CHART OMITTED]

                                2001      -4.16%
                                2002     -21.44%
                                2003      18.94%
                                2004      15.05%
                                2005      11.55%
                                2006       8.79%
                                2007      11.39%
                                2008     -28.77%

The Institutional Class shares' year-to-date total return through June 30, 2009 is ___%.

During the period shown in the bar chart, the Fund's highest quarterly return was 11.92% (for the quarter ended 6/30/03) and the lowest quarterly return was -18.54% (for the quarter ended 12/31/08).

The impact of taxes on an investor is not reflected in the bar chart; if reflected, an investor's returns may have been less than those shown.

NOTE: THE FUND COMMENCED OPERATIONS ON JANUARY 18, 2000 WITH ONE CLASS OF SHARES. At the date of this Prospectus, the Fund has two classes of shares, the Adviser Class and the Institutional Class. See the "Shareholder Information" section of this Prospectus for a description of the different classes of shares.

AVERAGE ANNUAL TOTAL RETURNS (FOR PERIODS ENDED DECEMBER 31, 2008)

The performance table below shows how the Fund's average annual total returns compare with those of the S&P 500 Index. The table also presents the impact of taxes on the Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

PERFORMANCE TABLE

                                                                    Since Inception
                                           One Year    Five Years  (January 18, 2000)
-------------------------------------------------------------------------------------

Institutional Class Shares*

   Return Before Taxes                     -28.77%        2.07%           0.50%
   Return After Taxes on Distributions     -28.93%        1.86%           0.25%
   Return After Taxes on Distributions
     and Sale of Fund Shares               -18.48%        1.68%           0.29%

S&P 500 Index**                            -37.00%       -2.19%          -3.52%

* For a detailed discussion on how the Fund's returns are calculated, please see the Fund's Statement of Additional Information and refer to the section entitled "Performance of the Fund".

** The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. The Index includes reinvestment of dividends and reflects no deduction for fees, expenses, or taxes.

The performance information displayed on page 2 and above is the performance of Institutional Class shares only, which will differ from Adviser Class shares to the extent that the Classes do not have the same expenses or inception dates. Performance is not shown for Adviser Class shares because it is a new class of shares.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of Stralem Equity Fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                   INSTITUTIONAL   ADVISER
                                                       CLASS        CLASS
                                                   ----------------------------
Redemption Fees (as a % of the amount redeemed)        1.00%(1)(2)  1.00%(1)(2)

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)

                                                   INSTITUTIONAL   ADVISER
                                                       CLASS        CLASS
                                                   ----------------------------
Management Fees                                        1.07%        1.07%
Distribution (12b-1) Fees                              None         0.25%
Other Expenses                                         0.46%        0.46%
Acquired Fund Fees and Expenses(3)                     0.01%        0.01%
                                                      ------       ------
Total Annual Fund Operating Expenses                   1.54%        1.79%
Less Fee Reductions and Expense Reimbursements(4)      0.03%        0.03%
                                                      ------       ------
Net Annual Fund Operating Expenses(5)                  1.51%        1.76%
                                                      ======       ======

(1) A redemption fee is imposed on redemptions of shares within 60 days of the date of purchase and does not apply to the redemption of shares acquired through reinvestment of dividends and other distributions. See "Redemption Fee" on page 15 for additional information.

(2) A fee of $15 may be charged in the case of redemptions paid by wire transfer. This fee is subject to change.

(3) Acquired Fund Fees and Expenses are the fees and expenses incurred indirectly by the Fund as a result of its investments in money market funds during the Fund's most recent fiscal year.

(4) The Adviser has agreed contractually to reduce its advisory fees and/or reimburse Fund expenses in order to limit "Total Annual Fund Operating Expenses" (excluding brokerage costs, taxes, interest, Acquired Fund Fees and Expenses and extraordinary expenses) to 1.50% of the Fund's average daily net assets allocable to Institutional Class shares and 1.75% of the Fund's average daily net assets allocable to Adviser Class shares (the "Expense Limitations"). The Expense Limitations will remain in effect for one year from the operational date of the Adviser Class shares. The Adviser may recoup any expenses or fees it has reimbursed within a three-year period from the year in which the Adviser reduced its compensation and/or assumed expenses of the Fund if the reimbursement does not cause the Fund's operating expenses to exceed the applicable Expense Limitations in effect.

(5) "Net Annual Fund Operating Expenses" have been restated to reflect the above Expense Limitations. Net Annual Fund Operating Expenses are higher than the Expense Limitations because they include Acquired Fund Fees and Expenses.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, all dividends and distributions are reinvested in shares of the Fund, and you then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same as a percentage of net assets. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

INSTITUTIONAL CLASS

      1 YEAR           3 YEARS           5 YEARS         10 YEARS
      ------           -------           -------         --------
       $ 154            $ 484             $ 837           $1,832

ADVISER CLASS

      1 YEAR           3 YEARS           5 YEARS         10 YEARS
      ------           -------           -------         --------
       $ 179            $ 560             $ 967           $2,103

INVESTMENT OBJECTIVE, PRINCIPAL STRATEGIES AND RELATED RISKS
================================================================================

INVESTMENT OBJECTIVE

The objective of Stralem Equity Fund is long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser selects securities of U.S. S&P 500 Index companies using a structural framework that forms the foundation of the Adviser's investment philosophy. This framework generally consists of investing in stocks in what the Adviser categorizes as two sectors:

o "Up Market" Companies: Companies that the Adviser believes are fundamentally solid growth companies. This sector is comprised of three categories of stocks that, in the Adviser's view, typically lead the market when the market is rising: New Industries, New Products and Dominant Firms.

o "Down Market" Companies: Companies that the Adviser believes are strong cash flow companies. This sector is comprised of two categories of stocks that have, in the Adviser's opinion, historically preserved capital in a down market: Low Ratio of Price/Cash Flow and High Dividend Yield.

The Adviser adjusts the balance between Up Market companies and Down Market companies, and the balance among categories in each sector, depending on the Adviser's assessment of where the market lies with respect to the current market cycle.

In general, the Adviser expects that at least half of the Fund's portfolio securities will be maintained in Up Market Companies. By adjusting the allocation between Up Market and Down Market companies during the phases of the market cycle, the Adviser seeks to grow capital in rising markets and preserve capital during declining markets.

The Adviser takes a bottom-up approach to stock selection and focuses most of its research efforts on security selection within the structural framework. The Adviser uses fundamental analysis and proprietary quantitative analytical tools to identify securities for acquisition or sale, determine sector and category weights and implement risk controls. When researching purchase candidates, the Adviser seeks to identify companies meeting certain criteria including: industry leadership, consistent earnings growth, predictable cash flows, above-average profit margins and strong balance sheets. Once a security is deemed a purchase candidate, it is ultimately selected based on its fit within the structural framework.

TEMPORARY DEFENSIVE STRATEGIES

Under normal  circumstances,  the Fund will invest at least 80% of its assets in the equity securities of U.S. S&P 500 Index companies with a market capitalization of $4 billion or greater. Cash, money market instruments or bonds are not normally used as a method of risk control. At times, however, the Adviser may determine that adverse market conditions make it desirable to make temporary investments that are not consistent with the Fund's normal investment activities. During such times, the Fund may, but is not required to, invest more assets in cash, money market instruments or treasury bonds or bills to protect the Fund's investments. Taking a temporary defensive position may prevent the Fund from achieving its investment goals.

RISKS OF INVESTING

As with all mutual funds, investing in the Fund involves certain risks. We cannot guarantee that the Fund will meet its investment objectives or that the Fund will perform as in the past. You may lose money if you invest in the Fund.

The Fund may use various investment techniques, some of which involve greater amounts of risk. To reduce risk, the Fund is subject to certain limitations and restrictions, which are described in the Statement of Additional Information. The Fund intends to comply with the diversification requirements of federal tax law as necessary to qualify as a regulated investment company.

RISKS OF INVESTING IN MUTUAL FUNDS -- The following risks are common to all mutual funds and therefore apply to the Fund:

o Market Risk: The market value of a security may go up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth more or less than it was at the time of purchase. Market risk may apply to individual securities, a particular sector or the entire economy.

o Manager Risk: Fund management affects Fund performance. The Fund may lose money if the Fund manager's investment strategy does not achieve the Fund's objective or the manager does not implement the strategy properly.

RISK OF INVESTING IN EQUITY SECURITIES -- The following risk is common to all mutual funds that invest in equity securities and therefore applies to the Fund:

o Equity Risk: The value of an equity security will fluctuate with events affecting the company's profitability or volatility. Unlike debt securities, which have a preference to a company's earnings and cash flow, equity securities receive value only after the company meets its other obligations. These fluctuations may cause a security to be worth more or less than it was at the time of purchase.

PORTFOLIO HOLDINGS
================================================================================

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information.

INVESTMENT ADVISER AND INVESTMENT ADVISORY AGREEMENT
================================================================================

Stralem & Company Incorporated, 645 Madison Avenue, New York, NY 10022, is the Fund's investment adviser. The Adviser, an investment adviser registered with the SEC, was founded on November 22, 1966. The Adviser manages portfolios for individuals, trusts, pension and profit sharing plans and other institutional investors.

ADVISORY SERVICES. Under the investment advisory agreement, the Adviser provides investment advice to the Fund and continuously supervises the investment and reinvestment of cash, securities and other property composing the assets of the Fund. The Adviser provides the Fund with investment research, data and advice necessary for the Fund's investment program, which includes determining what securities should be purchased or sold by the Fund and what portion of the assets of the Fund should be held uninvested, subject always to the provisions of the Trust Instrument and By-Laws, the Fund's fundamental investment policies, and control and review by the Board of Trustees. The Adviser places purchase and sale orders for portfolio transactions of the Fund with brokers and/or dealers, which in the judgment of the Adviser are able to execute such orders as expeditiously as possible and at the best obtainable price.

The basis for the Board's most recent approval of the Fund's investment advisory agreement with the Adviser will be available in the Fund's shareholder report for the six months ended April 30, 2009.

For the fiscal year ended October 31, 2008, the Fund paid the Adviser an advisory fee equal to 1.07% of the Fund's average weekly net assets.

PORTFOLIO MANAGERS. The members of the Adviser's Investment Committee are portfolio co-managers and are jointly responsible for determining portfolio decisions for the Fund. The Statement of Additional Information provides additional information about the Investment Committee members' compensation, their ownership of Fund shares, and other accounts they manage.

The following table identifies all members of the Adviser's Investment Committee and provides information regarding their business backgrounds, including their titles and length of service with the Adviser and on the Investment Committee. All investment decisions are made jointly and centrally by the Investment Committee. The Adviser's Investment Committee has been managing the Fund since its inception.

MEMBERS OF THE
INVESTMENT COMMITTEE           BUSINESS BACKGROUND
--------------------------------------------------------------------------------

Hirschel B. Abelson            Stralem & Company Incorporated
                               President
                               1966 to Present

Philippe E. Baumann            Stralem & Company Incorporated
                               Executive Vice
                               President
                               1970 to Present

Irene Bergman                  Stralem & Company Incorporated
                               Senior Vice President
                               1973 to Present

Philippe T. Labaune            Stralem & Company Incorporated
                               Vice President
                               1997 to Present

Adam S. Abelson                Stralem & Company Incorporated
                               Vice President
                               1998 to Present

Andrew Eras                    Stralem & Company Incorporated
                               Vice President
                               2002 to Present

Andrea Baumann Lustig          Stralem & Company Incorporated
                               Vice President
                               2003 to Present

Edward N. Cooper, CFA          Stralem & Company Incorporated
                               Research Analyst
                               July 2006 to Present
                               Bloomberg L.P. October 1995 to July 2006

ADMINISTRATIVE SERVICES. Ultimus Fund Solutions, LLC (hereafter referred to as "Ultimus" or "Transfer Agent"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund's administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include but are not limited to (i) providing office space, equipment and officers and clerical personnel to the Fund, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) administering custodial and other third party service provider contracts on behalf of the Fund.

The SAI has more detailed information about the Adviser, Ultimus and other service providers to the Fund.

SHAREHOLDER INFORMATION
================================================================================

INVESTMENT MINIMUMS

The Institutional Class shares require an initial investment of $250,000 while the Adviser Class shares require an initial investment of $1,000. Both classes require a $100 minimum subsequent investment. The Adviser may waive these minimums in its discretion.

NET ASSET VALUE

The net asset value per share ("NAV") of each class of shares of the Fund is determined as of 4:00 p.m. Eastern time on each day the New York Stock Exchange, Inc. (the "Exchange") is open for business. The NAV is calculated by subtracting the Fund's liabilities from its assets and then dividing that number by the total number of outstanding shares. Securities without a readily available price quotation may be priced at fair value. Fair value is determined in good faith by the management of the Fund and would be initiated in instances when prices of individual portfolio securities are "not readily available" or when there is an occurrence of a "significant event" that occurs after market closings but before the Fund's NAV is determined. Fair value pricing is determined according to procedures adopted by the Board of Trustees.

Your order to purchase or redeem Fund shares is priced at the next NAV calculated after your order is received in proper form by the Fund. See "How to Purchase Shares" and "How to Redeem Shares" for a description of the "proper form" for purchase and redemption orders, respectively.

HOW TO PURCHASE SHARES

The Fund offers two classes of shares to the public: Institutional Class and Adviser Class shares. Shares of both classes are are available for purchase at NAV without an initial sales charge. This means that 100% of your initial investment is applied to the purchase of shares. Adviser Class shares charge an ongoing distribution fee equal to

0.25% per annum of average daily net assets. Institutional Class shares do not charge a distribution fee. See "The Different Classes of Shares" below for more detailed information regarding the two classes of shares.

Shares of the Fund are available for purchase from the Fund each day that the Exchange is open for business at the NAV next calculated after receipt of the purchase order in proper form. The Fund reserves the right to reject any purchase request. Shares of the Fund may be purchased through the Transfer Agent or through a broker or other financial institution. Investors who purchase or redeem through a broker or other financial institution may be charged a fee by such broker or financial institution.

THE DIFFERENT CLASSES OF SHARES. Institutional Class shares and Adviser Class shares represent investments in the same portfolio of securities and have the same rights and privileges. These share classes differ primarily in the expenses charged to shareholders and the required investment minimums. This section describes the eligibility requirements and costs associated with investing in the two classes.

INSTITUTIONAL CLASS

To qualify to purchase Institutional Class shares, you must make an initial investment of at least $250,000 or be an investment advisory client of the Adviser. Institutional Class shares are not subject to a distribution (12b-1) fee.

If you are a shareholder of the Fund as of the date of this Prospectus, you will become an Institutional Class shareholder. As an Institutional Class shareholder your account will not be charged a distribution (12b-1) fee and you may continue to purchase Institutional Class shares regardless of the size of the account or your relationship with the Adviser.

ADVISER CLASS

Adviser Class shares require a minimum initial investment of $1,000. Adviser Class shares are subject to a distribution (12b-1) fee equal to 0.25% per annum of the Fund's average daily net assets allocable to Adviser Class shares (see "Distribution Fees" below). Adviser Class shares may be purchased directly through the Transfer Agent or may be purchased through various brokerage firms and financial institutions, including some organizations that may charge the Fund and/or the Adviser an asset based fee for services provided to such investors.

PURCHASES THROUGH THE TRANSFER AGENT. An account may be opened by mail or bank wire through the Transfer Agent if it is submitted in proper form, as follows:

BY MAIL. To open a new account by mail:

o     Complete and sign the account application -

            PLEASE CALL 1-866-822-9555 FOR AN ACCOUNT APPLICATION.

o     Enclose a check payable to Stralem Equity Fund.

o Mail the application and the check to the Transfer Agent at the following address:

            Stralem Equity Fund
            c/o Ultimus Fund Solutions, LLC
            P.O. Box 46707
            Cincinnati, Ohio 45246-0707

If you purchase shares through the Transfer Agent by check and then wish to redeem your shares, the proceeds from the redemption of those shares may not be paid until your check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by the Fund or the Transfer Agent in the transaction. The Fund does not accept third party checks, cash, drafts, money orders, cashier's checks less than $10,000, traveler's checks, credit card checks, "starter" checks or post-dated checks.

By sending your check to the Transfer Agent, please be aware that you are authorizing the Transfer Agent to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Fund receives your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Transfer Agent cannot post the transaction electronically, you are also authorizing the Transfer Agent to present an image copy of your check for payment.

BY BANK WIRE TRANSFER. In order to open a new account by bank wire transfer, call the Transfer Agent at 1-866-822-9555 to obtain the necessary information you will need to instruct your financial institution to wire transfer your investment. A representative will assist you in obtaining an account application, which must be completed, signed and telecopied (or mailed) to the Transfer Agent before payment by wire may be made.

The Transfer Agent requires advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Fund. An order is considered received when the Fund receives payment by wire in proper form as discussed above. However, the completed account application must be mailed to the Transfer Agent on the same day the wire payment is made. Your financial institution may charge a fee for wiring funds.

SUBSEQUENT INVESTMENTS. Once an account is open, additional purchases of Fund shares may be made through the Transfer Agent at any time as long as the purchase request is submitted in proper form as described below. The minimum amount for additional purchases is $100. Additional purchases may be made:

o By sending a check, made payable to the Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246 0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by the Fund and/or the Transfer Agent as a result of any check returned for insufficient funds.

o     By  bank  wire   transfer  to  your  Fund  account  as  described   above.
      Shareholders should call the Transfer Agent at 1-866-822-9555 before wiring funds.

o     Through your brokerage firm or other financial institution.

o By electronic funds transfer from a financial institution through the Automated Clearing House ("ACH"), as described below.

AUTOMATIC INVESTMENT PLAN. You may make automatic monthly investments in the Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $100 and are made on the 15th or last business day of the month. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days written notice, to add a reasonable charge. Your depository institution may impose its own charge for making transfers from your account. When shares are purchased through ACH, the proceeds from the redemption of those shares may not be paid until the ACH transfer has been converted to federal funds, which could take up to 15 calendar days. The shareholder will be responsible for any fees incurred or losses suffered by the Fund as a result of any ACH transaction rejected for insufficient funds. ACH may be used to make direct investments into the Fund of part or all of recurring payments made to a shareholder by his or her employer (corporate, federal, military, or other) or by the Social Security Administration. Pre-notification is required for all ACH purchases initiated by an outside entity.

CONFIRMS AND SHARE CERTIFICATES. The Transfer Agent mails investors confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are no longer issued. If you hold shares in certificate form and would like to convert to book entry ownership please contact the Transfer Agent at 1-866-822-9555.

PURCHASES THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. You may also purchase shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a purchase order to be received at an earlier time during the day in order for your purchase to be effective as of the day the order is received. A representative of your brokerage firm or financial institution should be able to tell you when your order will be processed. These organizations may be authorized to designate other intermediaries to act on their behalf in processing your redemption request. Your brokerage firm or financial institution may charge you transaction fees on your purchase of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Transfer Agent. These organizations may become the shareholders of record for your shares. Shareholders investing in this manner should look to the institution through which they invest for specific instructions on how to purchase and redeem shares.

HOW TO REDEEM SHARES

Shares of the Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at the NAV next determined after the Transfer Agent receives your redemption request in proper form as described below. Redemption requests may be made by mail or by telephone.

REDEMPTIONS THROUGH THE TRANSFER AGENT. You may redeem shares from the Transfer Agent if the redemption is submitted in proper form, as follows:

BY MAIL. You may redeem shares by mailing a written request to Stralem Equity Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder's name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

SIGNATURES. If the payment of the proceeds from a redemption of any amount is to be sent to a person other than the shareholder of record or to an address other than that on record with the Transfer Agent, you must have all signatures on the written redemption request guaranteed. If the name(s) or the address on your account has changed within the previous 30 days of your redemption request, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent also requires a signature guarantee on redemptions greater than $50,000. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the STAMP Medallion program sponsored by the Securities Transfer Association. The STAMP Medallion program is a verification system used by many different institutions to authorize and guarantee an individual's signature. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Fund and its Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent's procedures may be obtained by calling the Transfer Agent.

BY TELEPHONE. Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $50,000 or less by telephone, by calling the Transfer Agent at 1-866-822-9555. Telephone redemptions at the Transfer Agent are not permitted for retirement accounts. All redemption requests for retirement accounts must be submitted in writing to the Transfer Agent.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Fund. Upon request, redemption proceeds of $100 or more may be transferred by ACH, and proceeds of $1,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders may be charged a fee of $15 for outgoing wires. Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above. The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Fund will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such an event should occur, you should consider redeeming by mail.

RECEIVING PAYMENT. The Fund normally makes payment for all shares redeemed within 7 days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances as provided by the rules of the Securities and Exchange Commission, the Fund may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. A requested wire of redemption proceeds normally will be sent on the business day following a redemption. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

REDEMPTIONS THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Fund at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. A representative of your brokerage firm or financial institution should be able to tell you when your order will be processed. These organizations may be authorized to designate other intermediaries to act on their behalf in processing your redemption request. Your brokerage firm or financial institution may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

REDEMPTION FEE. The Fund imposes a 1% redemption fee on any redemption of shares within 60 days of purchase. No redemption fee will be imposed on the redemption of shares representing reinvested dividends or capital gains distributions, or on amounts representing capital appreciation of shares. In determining whether a redemption fee is applicable to a particular redemption, it is assumed that the redemption is first of shares acquired pursuant to the reinvestment of dividends and capital gains distributions, and next of other shares held by the shareholder for the longest period of time.

All Fund shares purchased on, or prior to, the date of this Prospectus are not subject to the redemption fee.

The redemption fee will not be assessed on the redemption of shares held through certain retirement plans or in the case of redemptions resulting from institutional rebalancing programs and/or asset allocation programs that have been pre-approved by the Adviser.

The redemption fee is also waived on required distributions from IRA accounts due to the shareholder reaching age 70 1/2, and for any partial or complete redemption following death or disability (as defined in Section 22(e)(3) of the Internal Revenue Code) of a shareholder named on the account. Redemptions resulting from recharacterizations and/or excess contributions from an IRA account also may be waived. The Fund may require documentation in connection with these waivers.

In addition to the circumstances noted above, the Fund reserves the right to waive the redemption fee at its discretion where it believes it is in the best interests of the Fund, including but not limited to when it determines that imposing a redemption fee is not necessary to protect the Fund from short-term trading. All redemption fees collected are payable to the Fund.

AUTOMATIC WITHDRAWAL PLAN. If the shares in your account have a value of at least $5,000, you (or another person you have designated) may receive monthly or quarterly payments in a specified amount of not less than $100 each. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days written notice, to add a reasonable charge. Telephone the Transfer Agent toll-free at 1-866-822-9555 for additional information.

DISTRIBUTION FEES

The Trust has adopted a Distribution Plan Pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan") for Adviser Class shares, which allows the Fund to pay brokerage firms and financial institutions for the sale, promotion and distribution of Adviser Class shares. The maximum level of distribution expenses that may be incurred under the Rule 12b-1 Plan annually is 0.25% of the average daily net assets allocable to Adviser Class shares. Because these fees are paid out of the Fund's assets on an ongoing basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Fund intends to distribute all or most of its net investment income and net capital gains to shareholders annually. You should indicate on your account application whether you want your dividends and distributions automatically paid to you in cash or reinvested in shares of the Fund at NAV. Otherwise, dividends and/or capital gains distributions will be automatically reinvested in Fund shares.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund is intended for long-term investment purposes only and attempts to discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund's long-term shareholders, adversely affecting shareholder returns. The risks posed by frequent trading include: interference with the efficient implementation of the Fund's investment strategies, recognition of taxable gains and losses on the sale of Fund investments, maintenance of higher cash balances to meet redemption requests, and increased transaction costs.

The Fund has instituted policies and procedures, approved by the Board of Trustees, that are reasonably designed to detect and deter frequent trading by shareholders. In addition, the Fund has implemented a 1.00% redemption fee which may reduce the likelihood of excessive short-term trading in the Fund. The Fund, through its service providers, monitors shareholder trading activity to help ensure compliance with the Fund's policies. The Fund's Transfer Agent prepares reports illustrating purchase and redemption activity to detect market timing. The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund. For purposes of applying these policies, the Fund may consider the trading history of accounts under common ownership or control. Although these policies are designed to deter frequent trading, these measures do not eliminate the possibility that frequent trading in the Fund will occur.

CUSTOMER IDENTIFICATION

The Fund is required by law to obtain certain personal information from you, which will be used to verify your identity. When you open an account, the Fund must obtain your name, address, date of birth (for individuals), taxpayer or other government identification number and other information that will allow it to identify you. The Fund may also request to review other identifying documents such as driver's license, passport or documents showing the existence of the business entity. If you do not provide the personal information requested on the account application, the Fund may not be able to open your account. Failure to provide the personal information requested on the account application may also result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies. After your account has been opened, if the Fund is unable to verify your identity, it reserves the right to close your account or take such other steps as we deem reasonable. The Fund reserves the right to reject any purchase order.

TAX ISSUES

The Fund has qualified and intends to continue to qualify as a regulated investment company, which means that it pays no federal income tax on the earnings or capital gains it distributes to its shareholders. WE PROVIDE THIS TAX INFORMATION FOR YOUR GENERAL INFORMATION. YOU SHOULD CONSULT YOUR OWN TAX ADVISER ABOUT THE TAX CONSEQUENCES OF INVESTING IN THE FUND.

o Dividends paid by the Fund to noncorporate shareholders are generally taxed at long-term capital gain rates to the extent attributable to "qualified" dividends received by the Fund. Nonqualified dividends and dividends from the Fund's short-term capital gains are taxable as ordinary income. Dividends from the Fund's long-term capital gains are taxable as long-term capital gains.

o Dividends are treated in the same manner for federal income tax purposes whether you receive them in the form of cash or additional shares. They may also be subject to state and local taxes.

o Tax statements will be mailed to shareholders by February 15 of each year showing the amounts and tax status of the distributions you received during the prior year.

o When shareholders sell (redeem) shares of the Fund, they must recognize any gain or loss.

o     Because  shareholder tax treatment depends on the  shareholder's  purchase
      price  and  tax  position,   shareholders   should  keep  regular  account
      statements for use in determining their taxes.

o     Shareholders  are  encouraged  to review the more  detailed  discussion of
      federal  income  tax   considerations   in  the  Statement  of  Additional
      Information.

FINANCIAL HIGHLIGHTS
================================================================================

This financial highlights table is intended to help you understand Stralem Equity Fund's financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. The following financial highlights table is included in the Fund's financial statements, which have been audited by Eisner LLP. Eisner LLP's report, along with the Fund's financial statements, are included in the annual report, which is available upon request. Information is not provided for Adviser Class shares because the public offering of those shares had not commenced as of the date of this Prospectus.

INSTITUTIONAL CLASS SHARES (for a share outstanding throughout each period)

----------------------------------------------------------------------------------------------------------------------
                                                                                           TEN MONTHS
                                                                                              ENDED        YEAR ENDED
                                                        YEAR ENDED OCTOBER 31,              OCTOBER 31,   DECEMBER 31,
                                               ----------------------------------------     ----------    ------------
                                                   2008          2007           2006           2005           2004
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .....     $   138.60     $   122.32     $   113.01     $   104.45     $    91.41
                                               ----------     ----------     ----------     ----------     ----------

Income from investment operations:
   Net investment income .................           1.54           1.01           0.84           0.19           0.72
   Net (losses) gains on securities ......         (38.39)         16.32           9.31           8.56          13.03
                                               ----------     ----------     ----------     ----------     ----------
Total from investment operations .........         (36.85)         17.33          10.15           8.75          13.75
                                               ----------     ----------     ----------     ----------     ----------

Less distributions:
   Dividends from net
     investment income ...................          (1.53)         (1.00)         (0.84)         (0.19)         (0.71)
   Distributions from realized gains .....             --          (0.05)            --             --             --
                                               ----------     ----------     ----------     ----------     ----------
Total distributions ......................          (1.53)         (1.05)         (0.84)         (0.19)         (0.71)
                                               ----------     ----------     ----------     ----------     ----------

Net asset value, end of period ...........     $   100.22     $   138.60     $   122.32     $   113.01     $   104.45
                                               ==========     ==========     ==========     ==========     ==========

Total return(a) ..........................        (26.55)%        14.18%          8.98%          8.38%(b)      15.05%

Ratios/supplemental data:
   Net assets, end of period
     (000's) .............................     $   88,455     $  130,911     $   77,080     $   60,690     $   47,026
   Ratio of expenses to average net assets          1.53%          1.53%          1.70%          1.57%(b)       1.86%
   Ratio of net investment income to
     average net assets ..................          1.10%          0.83%          0.76%          0.18%(b)       0.81%
   Portfolio turnover rate ...............            22%            22%            18%            18%(b)         26%

(a) Total return is the measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction for taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

(b)   Not annualized.

================================================================================

                                PRIVACY STATEMENT
================================================================================

Stralem Fund (the "Trust") recognizes and appreciates the importance of respecting the privacy of our clients. The Trust is committed to safeguarding against unauthorized disclosure of, or access to, client information. This Privacy Statement sets forth the Trust's current policies and practices with respect to nonpublic personal information of our clients and former clients. Please be aware that the Trust may change this policy periodically. If the Trust does, the Trust will notify you.

The Trust limits the collection, retention and use of individual client information to the minimum amount required to properly serve you. The Trust may collect - directly and from applications or other forms - personal nonpublic information about clients, such as name, address, social security number, information about our clients' finances and transactions with the Trust and the Trust's affiliates.

The law permits us to share, and the Trust will share your information described above with unaffiliated third parties that provide processing and support services on our behalf. Otherwise, unless the Trust has your consent, the Trust will not share your personal information except as required or permitted by law (including to satisfy anti-money laundering compliance policies).

The Trust emphasizes to our employees the confidential nature of client information and the high level of importance the Trust places on maintaining confidentiality. The Trust restricts access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. Any employee who is authorized to possess "consumer report information" for a business purpose is required to take reasonable measures to protect against unauthorized access to or use of the information in connection with its disposal. To the extent that the Trust outsources processing functions and support services to unaffiliated third parties, the Trust limits the information available to them to information necessary or appropriate to offer such processing and support services. The Trust requires that these third parties hold the information the Trust provides in confidence, subject to our security standards and only for approved purposes.

In addition to protecting your privacy, the Trust is committed to keeping your nonpublic personal information secure. The Trust is satisfied that all Trust service providers maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

================================================================================

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



                      [This page intentionally left blank]

FOR MORE INFORMATION
================================================================================

The Statement of Additional Information (SAI) provides more information about the Fund and is incorporated by reference into this prospectus, which means that it is legally considered a part of this prospectus.

Additional information about the Fund's investments is available in the annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Fund, or to make inquiries about the Fund, please call Toll-Free

                                 1-866-822-9555

The Fund currently does not have an internet website.

Only one copy of a prospectus or an annual or semiannual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a prospectus or an annual or semiannual report at any time by calling or writing the Fund. You may also request that Householding be eliminated from all your required mailings.

Information about the Fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of information on the Commission's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.


Investment Company Act File No. 811-1920

                       STATEMENT OF ADDITIONAL INFORMATION

                               STRALEM EQUITY FUND

                              Shareholder Services
                           Ultimus Fund Solutions, LLC
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707
                                ___________, 2009

      This Statement of Additional Information ("SAI") is not a prospectus. This SAI should be read in conjunction with the prospectus of Stralem Equity Fund (the "Fund") dated ________, 2009 pursuant to which shares of the Fund are offered. This SAI should also be read in conjunction with the Fund's annual report for the fiscal year ended October 31, 2008. This SAI is incorporated by reference in its entirety into the prospectus. To obtain additional copies of the prospectus or this SAI, please write to the address noted above or call toll free at 1-866-822-9555.

      The Fund's audited financial statements for the fiscal year ended October 31, 2008 are incorporated in this SAI by reference to the Fund's 2008 annual report to shareholders (File No. 811-1920). You may obtain additional copies of the Fund's annual report at no charge by request to the Fund at the address or phone number noted above.

      Stralem Equity Fund is a series of Stralem Fund. Stralem & Company Incorporated (the "Adviser") serves as the Fund's investment adviser.

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----

General Information .....................................................      2
Organization and History ................................................      2
Investment Objective, Policies and Techniques ...........................      2
Management of The Fund ..................................................      6
Principal Holders of Securities .........................................      8
Investment Advisory and Other Services ..................................      8
Portfolio Managers ......................................................     12
Brokerage Allocation ....................................................     13
Codes of Ethics .........................................................     14
Proxy Voting Policies and Procedures ....................................     15
Additional Information on Purchase, Redemption And Pricing Of Shares ....     15
Performance of the Fund .................................................     16
Taxes ...................................................................     17
Additional Information About the Fund ...................................     25
Financial Statements ....................................................     26
Appendix -- Proxy Voting Policies - Stralem Fund ........................     27
            Proxy Voting Policies - Stralem & Company Incorporated ......     29

                               GENERAL INFORMATION

      This SAI provides a further discussion of certain matters described in the prospectus and other matters that may be of interest to investors. No investment in shares of the Fund should be made without first reading the prospectus.

                            ORGANIZATION AND HISTORY

      Stralem Fund (the "Trust") is an open-end management investment company. The Trust was incorporated on July 9, 1969 under the laws of the State of Delaware and, on April 30, 1999, the Trust was reorganized into a Delaware statutory trust (formerly referred to as a "business trust"). Currently, the Trust offers one separate, non-diversified series portfolio: Stralem Equity Fund. Stralem Equity Fund offers two classes of shares, the Institutional Class and the Adviser Class. The two classes differ primarily in expenses, minimum investment requirements and inception dates. For additional information regarding the classes of shares, please see the Fund's current Prospectus.

                  INVESTMENT OBJECTIVE, POLICIES AND TECHNIQUES

OBJECTIVE OF THE FUND
---------------------

      The investment objective of the Fund is long-term capital appreciation.

INVESTMENT POLICIES
-------------------

      The Fund invests primarily in equity securities listed or traded on major U.S. stock exchanges. The Fund is non-diversified and may, therefore, invest a greater percentage of its assets in the securities of fewer issuers than diversified investment companies. To the extent that a greater portion of the Fund's assets is invested in a smaller number of issuers, an investment in the Fund may be considered more speculative than an investment in a diversified fund.

PORTFOLIO TURNOVER RATE
-----------------------

      During the fiscal years ended October 31, 2008, 2007 and 2006, the portfolio turnover rate of the Fund, calculated by dividing the lesser of purchases or sales of portfolio securities for the period by the monthly average of the value of the portfolio securities owned by the Fund during the period, was 22%, 22% and 18%, respectively. The Fund cannot predict what its turnover rate will be in future years. A high rate of turnover may result in increased income and capital gains that would have to be distributed to the Fund's shareholders in order for the Fund to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code").

FUNDAMENTAL INVESTMENT RESTRICTIONS
-----------------------------------

      The Fund has adopted the following investment restrictions that cannot be changed without approval of the holders of a majority of the outstanding shares of the Fund. A majority of the outstanding shares means the lesser of (i) 67% or more of the shares present (in person or by proxy) at a meeting of shareholders at which more than one-half of the outstanding shares of the Fund are present (in person or by proxy) or (ii) more than one-half of the outstanding shares of the Fund.

            1. The Fund may not issue any senior security (as defined by the Investment Company Act of 1940, as amended (the "1940 Act")), except that
      (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth below, the Fund may borrow as authorized by the 1940 Act.

            2. The Fund may not borrow money, except that it may (a) enter into commitments to purchase securities and instruments in accordance with its investment program, provided that the total amount of any borrowing does not exceed 33 1/3% of the Fund's total assets at the time of the transaction; and (b) borrow money in an amount not exceeding 33 1/3% of the value of its total assets at the time when the loan is made. Any borrowings representing more than 33 1/3% of the Fund's total assets must be repaid before the Fund may make additional investments.

            3. The Fund may not underwrite securities of other issuers, except to the extent that it may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

            4. The Fund may not concentrate its investments in a particular industry (other than securities issued or guaranteed by the government or any of its agencies or instrumentalities). No more than 25% of the value of the Fund's total assets, based upon the current market value at the time of purchase of securities in a particular industry, may be invested in such industry. This restriction shall not prevent the Fund from investing all of its assets in a "master" fund that has adopted a similar restriction.

            5. The Fund may not engage in the purchase or sale of direct interests in real estate or invest in indirect interests in real estate, except for the purpose of providing office space for the transaction of its business. The Fund may, however, invest in securities of real estate investment trusts when such securities are readily marketable, but the Fund has no current intention of so doing.

            6. The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

            7. The Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of publicly issued debt securities or to repurchase agreements.

      The Fund is also subject to certain restrictions in order to qualify as a regulated investment company. See "Taxes - Qualification as a Regulated Investment Company."

DISCLOSURE OF PORTFOLIO HOLDINGS
--------------------------------

      The Fund discloses its complete portfolio holdings as of the end of its second fiscal quarter (April 30) and its fiscal year (October 31) in its financial reports to shareholders. The Fund sends these reports to its existing shareholders no later than 60 days after the relevant fiscal period, and files the reports with the Securities and Exchange Commission (the "SEC") by the 70th day after the end of the relevant fiscal period. You can find the Fund's reports on the SEC's website at www.sec.gov.

      The Fund files its complete portfolio holdings as of the end of its first and third fiscal quarters (January 31 and July 31, respectively) with the SEC on Form N-Q no later than 60 days after the relevant fiscal period. You can find these filings on the SEC's website at www.sec.gov, and they are available upon request, without charge, by calling the Fund toll-free at 1-866-822-9555.

      The Fund may selectively disclose its portfolio holdings prior to publication to third parties, including, but not limited to: the custodian, fund administrator and transfer agent, distributor, pricing agents, independent registered public accounting firm, proxy voting agent, financial printers and typesetters, mutual fund ranking and rating services, any third-party service providers to the Adviser or the Fund, outside legal counsel retained by the Adviser or the Fund, and persons who are subject to the Adviser's or the Trust's Code of Ethics. The entities that currently receive the Fund's portfolio holdings are set forth in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Fund:

------------------------------------------------------------------------------------------------------
                                                                            TIMING OF RELEASE OF
TYPE OF SERVICE PROVIDER       NAME OF SERVICE PROVIDER                PORTFOLIO HOLDINGS INFORMATION
------------------------------------------------------------------------------------------------------
Adviser                        Stralem & Company Incorporated          Daily, with no lag time.
------------------------------------------------------------------------------------------------------
Custodian                      Pershing Solutions LLC                  Daily, with no lag time.
------------------------------------------------------------------------------------------------------
Independent Registered         Eisner LLP                              Current holdings released
Public Accounting Firm                                                 usually one day lag time
                                                                       after the annual and
                                                                       semi-annual year end of the
                                                                       Fund; for the Rule 17f-2
                                                                       audit without prior notice to
                                                                       the Fund; and at any other
                                                                       time during the year upon
                                                                       request by the accounting
                                                                       firm.
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
Legal Counsel                  Kramer Levin Naftalis & Frankel LLP     Information is provided in
                                                                       connection with Board of
                                                                       Trustee meetings
                                                                       approximately four to six
                                                                       weeks after quarter-end and
                                                                       as necessary to address legal
                                                                       issues facing the Trust with
                                                                       no lag time.
------------------------------------------------------------------------------------------------------
Proxy Voting Agent             Institutional Shareholder Services      Current holdings released
                                                                       approximately the 15th of
                                                                       each month, with one day lag
                                                                       time.
------------------------------------------------------------------------------------------------------
Administrator/Transfer Agent   Ultimus Fund Solutions, LLC             Daily, with no lag time.
------------------------------------------------------------------------------------------------------
Distributor                    Ultimus Fund Distributors, LLC          Daily, with no lag time.
------------------------------------------------------------------------------------------------------
Rating & Ranking Services      Morningstar, Inc.                       Calendar quarter, with a
                                                                       30-day lag.
------------------------------------------------------------------------------------------------------

      Prior to authorizing disclosure of the Fund's portfolio holdings, the President of the Trust must conclude that there is a "legitimate business reason" for such disclosure and that it is in the shareholders' best interest. The third party must agree in writing to: (a) limit the use of the portfolio holdings to the approved "legitimate business reason"; and (b) keep the portfolio holdings confidential. A copy of each signed agreement will be maintained by the Fund. The Board and the Trust's Chief Compliance Officer ("CCO") will review the adequacy and effectiveness of this policy (and any related procedures) at least annually. Also, the Board will consider any changes to the policy and procedures recommended by the CCO. The Adviser (and other service providers) may establish additional procedures to implement this policy. These additional procedures may be changed without the approval of the Board. The Fund has adopted portfolio holding procedures which include procedures to monitor the use of portfolio holdings information. The procedures also provide that if a conflict of interest arises between a third-party service provider and the Fund, in consideration of the shareholders' best interest, the Fund would cease to conduct business with the third party service provider if the Fund reasonably believed that the service provider was misusing the disclosed information. There can be no assurance that the Fund's policies and procedures with respect to the selective disclosure of Fund portfolio holdings will prevent the misuse of such information by third parties that receive such information.

                             MANAGEMENT OF THE FUND

      The Board is responsible for oversight of the Fund. The officers of the Trust are responsible for the day-to-day operations of the Fund. The table below sets forth information about the Trustees and executive officers of the Trust. Unless otherwise noted, each Trustee's and officer's address is 645 Madison Avenue, New York, New York 10022. Each Trustee and officer serves in that capacity until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. No Trustee holds any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act.

                                                        LENGTH OF
                               POSITION(S) HELD WITH      TIME              PRINCIPAL OCCUPATION DURING
       NAME, AGE AND ADDRESS         THE TRUST          SERVED**                  PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------
Kenneth D. Pearlman (78)              Trustee           36 years    Retired
-------------------------------------------------------------------------------------------------------------
Michael T. Rubin (67)                 Trustee           11 years    Retired
-------------------------------------------------------------------------------------------------------------
Jean Paul Ruff (74)                   Trustee           29 years    President and Chairman, Hawley Fuel Coal,
                                                                    Inc.
-------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
-------------------------------------------------------------------------------------------------------------
Philippe E. Baumann (78)*      Trustee and President    36 years    Executive Vice President and Director of
                                                                    the Adviser
-------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
-------------------------------------------------------------------------------------------------------------
Hirschel B. Abelson (75)        Secretary and Senior    20 years    President and Director of the Adviser
                                Assistant Treasurer
-------------------------------------------------------------------------------------------------------------
Mark J. Seger (47)                   Treasurer           1 year     Managing Director of Ultimus Fund
225 Pictoria Drive Suite 450                                        Solutions, LLC and Ultimus Fund
Cincinnati, Ohio 45246                                              Distributors, LLC
-------------------------------------------------------------------------------------------------------------
Philippe Labaune (40)              Vice President       11 years    Vice President and Trader of the Adviser
-------------------------------------------------------------------------------------------------------------
Adam Abelson (40)                  Vice President        8 years    Vice President and Senior Portfolio
                                                                    Manager of the Adviser
-------------------------------------------------------------------------------------------------------------
Andrea Baumann Lustig (49)         Vice President        1 year     Vice President and Director of Private
                                                                    Client Asset Management of the Adviser
-------------------------------------------------------------------------------------------------------------
Joann Paccione (51)               Chief Compliance      19 years    Chief Compliance Officer of the Adviser
                                  Officer, Senior
                                Assistant Secretary
                                and Senior Assistant
                                     Treasurer
-------------------------------------------------------------------------------------------------------------

* Interested person, as defined in the 1940 Act, by reason of relationship as control person, officer and Director of the Adviser.

** Includes service as a Director or officer of Stralem Fund, Inc., a Delaware corporation and the Trust's prior corporate identity.

      The Trust has an Audit Committee comprised of all of the Independent Trustees. The Committee has the duties and powers to recommend the selection, retention or termination of the Trust's independent auditors, to evaluate their independence, to meet with the auditors to discuss any matters relating to the Trust's financial statements, to review and approve the fees charged by the auditors for audit and non-audit services, to investigate improprieties or suspected improprieties in Trust operations and to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate. The Committee held two meetings during the fiscal year ended October 31, 2008.

SHARE OWNERSHIP

The following table reflects the Trustees' beneficial ownership of equity securities in the Fund as of December 31, 2008. There are no shares held by the Trustees in deferred compensation accounts.

                                                                AGGREGATE DOLLAR RANGE OF EQUITY
                                                                  SECURITIES IN ALL REGISTERED
                                                                 INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF SECURITIES IN               BY TRUSTEE IN FAMILY
                         THE FUND AS OF DECEMBER 31, 2008            OF INVESTMENT COMPANIES
-------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------
Kenneth D. Pearlman               over $100,000                          over $100,000
-------------------------------------------------------------------------------------------------
Michael T. Rubin                $50,001 - $100,000                     $50,001 - $100,000
-------------------------------------------------------------------------------------------------
Jean Paul Ruff                  $10,001 - $50,000                      $10,001 - $50,000
-------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
-------------------------------------------------------------------------------------------------
Philippe E. Baumann               over $100,000                          over $100,000
-------------------------------------------------------------------------------------------------

COMPENSATION

                                   AGGREGATE
                               COMPENSATION FROM    PENSION OR RETIREMENT                        TOTAL COMPENSATION
                                   THE FUND          BENEFITS ACCRUED AS     ESTIMATED ANNUAL    FROM THE FUND AND
                              FOR THE YEAR ENDED        PART OF FUND'S        BENEFITS UPON      FUND COMPLEX PAID
   INDEPENDENT TRUSTEES        OCTOBER 31, 2008            EXPENSES             RETIREMENT          TO TRUSTEES
--------------------------------------------------------------------------------------------------------------------
Kenneth D. Pearlman                 $4,000                   None                  None                $4,000
--------------------------------------------------------------------------------------------------------------------
Michael T. Rubin                    $4,000                   None                  None                $4,000
--------------------------------------------------------------------------------------------------------------------
Jean Paul Ruff                      $4,000                   None                  None                $4,000
--------------------------------------------------------------------------------------------------------------------

As an "interested person" of the Fund, Mr. Baumann receives no compensation for his service as a Trustee. None of the Trustees and officers of the Fund receive any compensation, other than Trustees' fees, from the Fund. Each Trustee receives a fee of $1,000 for each regularly scheduled meeting attended in person. In addition, the Fund reimburses the Trustees for their out-of-pocket expenses incurred on Fund business. There are generally at least four regular board meetings per year and the Trustees meet in Executive Session at least four times per year. No Trustees' out-of-pocket expenses were claimed or reimbursed during the fiscal year ended October 31, 2008.

                         PRINCIPAL HOLDERS OF SECURITIES

The following table shows certain information as to the holdings of shareholders owning of record 5% or more of the Fund's outstanding shares as of April 27, 2009. Unless otherwise indicated, all ownership is record and beneficial:

NAME OF BENEFICIAL OWNER                         ADDRESS                  PERCENT OF FUND
------------------------                         -------                  ---------------
Stralem Employees Profit Sharing Trust   645 Madison Avenue                     5.64%
                                         New York, New York 10022

Mirabaud & Cie                           Case Postale 5815                      5.69%
                                         1211 Geneva, Switzerland

Sonia Schotland Living Trust             P.O. Box 1062                          5.88%
                                         Sag Harbor, New York 11963

Brown Brothers Harriman                  525 Washington Blvd                    9.92%
Generali Allgemeine Versi                Jersey City, New Jersey 07310

                     INVESTMENT ADVISORY AND OTHER SERVICES

      Stralem & Company Incorporated, located at 645 Madison Avenue, New York, New York 10022, is the investment adviser to the Fund under an investment advisory agreement dated September 12, 2005 (the "Advisory Agreement"). Pursuant to the Advisory Agreement, the Adviser provides investment advice to the Fund and continuously supervises the investment and reinvestment of cash, securities and other property comprising the assets of the Fund and provides the Fund with such investment research, data, advice and supervision.

ADVISORY AGREEMENT WITH THE FUND

      Under the Advisory Agreement, the Fund pays the Adviser on a quarterly basis an amount equal to the aggregate of the following percentages of the average weekly net assets of the Fund during the quarterly period then ended:

      1/4 of 1.25% of the first $50 million of such net assets (1.25% annually),

      1/4 of 1.00% of the next $50 million of such net assets (1.00% annually), and

      1/4 of  0.75%  of  such  net  assets  in  excess  of $100  million  (0.75%
annually).

      The advisory fees paid by the Fund for the fiscal years ended October 31, 2008, 2007 and 2006 were $1,244,582, $1,195,012 and $832,176, respectively.

      Because the Fund pays an investment advisory fee to the Adviser, investment advisory clients of the Adviser who pay an investment advisory fee with respect to which the Adviser renders investment advice and who own shares of the Fund may also effectively pay an additional advisory fee with respect to these shares. No additional investment advisory fees are charged to investments in the Fund by clients of the Adviser that are subject to the Employee Retirement and Income Security Act.

      The Adviser has agreed contractually to reduce its advisory fees and/or reimburse certain Fund operating expenses (excluding brokerage costs, taxes, interest, Acquired Fund Fees and Expenses and extraordinary expenses) in order for the Fund to maintain an annual operating expense ratio of 1.50% of the Fund's average daily net assets allocable to Institutional Class shares and 1.75% of the Fund's average daily net assets allocable to the Adviser Class shares. This agreement will remain in effect for one year from the operational date of the Adviser Class shares but may be renewed for additional time periods by mutual agreement. As part of this arrangement, the Adviser may recoup fee reductions or expense reimbursements made on the Fund's behalf within a three year period from the year in which the Adviser reduced its compensation and/or assumed the expenses of the Fund. The Adviser may only avail itself of this recovery if it would not cause the Fund's total annual operating expense ratio to exceed 1.50% for Institutional Class shares and 1.75% for Adviser Class shares. In all cases, the Adviser may only recover expenses paid by the Adviser on the Fund's behalf and which the Fund would otherwise be obligated to pay. Expense reimbursements and/or fee reductions by the Adviser that are eligible for recovery by the Adviser are paid quarterly, if funds are available.

      As of the date of this Statement of Additional Information, the following persons are the beneficial owners of the Adviser's outstanding voting common stock: Hirschel B. Abelson, President of the Adviser and Secretary of the Fund (37.61%); Philippe E. Baumann, Executive Vice President of the Adviser and President of the Fund (37.61%); Adam Abelson, Vice President of the Adviser and the Fund (8.26%); Andrea Baumann Lustig, Vice President of the Adviser and the Fund (8.26%); and Philippe Labaune, Vice President of the Adviser and the Fund (8.26%).

      Messrs. Hirschel B. Abelson and Philippe E. Baumann are control persons of the Adviser. Messrs. Hirschel B. Abelson and Philippe E. Baumann and their family members also own 91.74% of the outstanding non-voting common stock of the Adviser.

ADMINISTRATION AGREEMENT

      Prior to May 1, 2008, the Adviser provided administrative services to the Fund. Under an administration agreement, the Fund paid the Adviser for its administration services, including a proportionate part of the compensation of employees of the Adviser who performed the regulatory, executive, administrative, clerical, and shareholder servicing and related services for the Fund. The Adviser also provided the Fund with, or obtained for it, adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items for the Fund's principal office. For these services, the Fund paid the Adviser an annual administrative fee of 0.15% on the first $50 million of the Fund's average weekly net assets, 0.125% on the next $50 million of such assets and 0.10% on such assets over $100 million.

      The total payments to the Adviser under the administration agreement for the fiscal years ended October 31, 2008, 2007 and 2006 were $79,322, $147,258 and $100,897, respectively.

      Effective  May 1, 2008,  Ultimus  Fund  Solutions,  LLC  ("Ultimus"),  225
Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Fund's administrator, fund accountant and transfer agent. Ultimus provides administrative services to the fund, calculates daily net asset value per share and maintains such books and records as are necessary to enable Ultimus to perform its duties. As transfer agent, Ultimus maintains the records of each shareholder's account, processes purchases and redemptions of the Fund's shares and acts as dividend and distribution disbursing agent. For the performance of administrative services, the Fund pays Ultimus a fee at the annual rate of 0.125% on the first $500 million of its average daily net assets and 0.10% on such assets in excess of $500 million, subject to a minimum fee of $6,000 per month. Ultimus, in its role as transfer agent, receives (i) an annual fee of $15 to $20 per shareholder account, depending on the type of account, subject to a minimum fee of $1,500 per month; and (ii) fees of $6,000 annually for providing the Fund with the ability to access Fund/SERV and networking through National Securities Clearing Corporation. In addition, the Fund pays out-of-pocket expenses, including but not limited to, postage, stationery, checks, drafts, forms, reports, record storage, communication lines and the costs of external pricing services.

      During the fiscal year ended October 31, 2008 Ultimus received from the Fund administration fees of $69,982 and transfer agent fees of $12,000.

DISTRIBUTION AGREEMENT

      Effective May 1, 2008, Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as principal underwriter for the Fund pursuant to a Distribution Agreement. The Distributor does not receive compensation for its services pursuant to the Distribution Agreement. Shares are sold on a continuous basis by the Distributor. The Distributor has agreed to use its best efforts to solicit orders for the sale of Fund shares, but it is not obliged to sell any particular amount of shares. The Distribution Agreement provides that, unless sooner terminated, it will continue in effect so long as such continuance is approved at least annually: (1) by the Board of Trustees or a vote of a majority of the outstanding shares; and (2) by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Board of Trustees of the Trust or by vote of a majority of the outstanding shares of the Fund on sixty days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on sixty days written notice to the Trust. The Distribution Agreement will automatically terminate in the event of its assignment. The Distributor is a wholly-owned subsidiary of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust.

DISTRIBUTION FEES

      As stated in the Prospectus, the Fund has adopted a plan of distribution with respect to the Adviser Class shares of the Fund (the "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay for expenses incurred in connection with the sale, distribution and promotion of its Adviser Class shares, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparing and printing sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Fund and/or the Distributor. The12b-1 Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of 0.25% of the average daily net assets of the Fund allocable to its Adviser Class shares. Unreimbursed expenses will not be carried over from year to year.

      The continuance of the 12b-1 Plan must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the 12b-1 Plan at a meeting called for the purpose of voting on such continuance. The 12b-1 Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding Adviser Class shares of the Fund. In the event the 12b-1 Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the termination date. The 12b-1 Plan may not be amended to increase materially the amount to be spent under the 12b-1 Plan without shareholder approval. All material amendments to the 12b-1 Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

      In approving the 12b-1 Plan at a meeting called for that purpose, the Trustees, including the Independent Trustees, determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund and its Adviser Class shareholders. The Board of Trustees believes that expenditure of the Fund's assets for distribution expenses under the 12b-1 Plan should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale. The 12b-1 Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the 12b-1 Plan. There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for distribution will be realized. While the 12b-1 Plan is in effect, all amounts spent by the Fund pursuant to the 12b-1 Plan and the purposes for which expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

      By reason of their affiliation with the Adviser, Messrs. Philippe E. Baumann, Hirschel B. Abelson, Adam Abelson and Philippe Labaune and Ms. Andrea Baumann Lustig may each be deemed to have a financial interest in the operation of the 12b-1 Plan.

                               PORTFOLIO MANAGERS

      Below is information about other accounts managed by the Adviser's Investment Committee, the dollar range of Fund shares that each member of the Investment Committee owns, and how they are compensated.

OTHER ACCOUNTS MANAGED BY THE INVESTMENT COMMITTEE (AS OF DECEMBER 31, 2008)

                                                                               Number of
                                            Number of                        Accounts with
                                              Other      Total Assets in      Advisory Fee     Total Assets in Accounts with
                                            Accounts     Other Accounts         Based on           Advisory Fee Based on
            Type of Accounts                 Managed         Managed          Performance               Performance
-----------------------------------------------------------------------------------------------------------------------------
Registered investment companies:                0              $ 0                 0                        $ 0
Other pooled investment vehicles:               0              $ 0                 0                        $ 0
Other accounts:                                370       $1,720 million            3                    $12 million
-----------------------------------------------------------------------------------------------------------------------------

OWNERSHIP OF FUND SHARES

-------------------------------------------------------------------------------
                                             Dollar Range of Fund Shares
                                                 Beneficially Owned
  Investment Committee Member                  as of December 31, 2008
-------------------------------------------------------------------------------
      Hirschel B. Abelson                          over $1million
-------------------------------------------------------------------------------
      Philippe E. Baumann                          over $1million
-------------------------------------------------------------------------------
         Irene Bergman                          $500,000 - $1million
-------------------------------------------------------------------------------
      Philippe T. Labaune                        $100,000 - $500,000
-------------------------------------------------------------------------------
        Adam S. Abelson                          $100,000 - $500,000
-------------------------------------------------------------------------------
          Andrew Eras                            $100,000 - $500,000
-------------------------------------------------------------------------------
     Andrea Baumann Lustig                      $500,000 - $1million
-------------------------------------------------------------------------------
     Edward N. Cooper, CFA                        $10,000 - $50,000
-------------------------------------------------------------------------------

Compensation
------------

      Philippe E. Baumann, Hirschel B. Abelson, Adam Abelson, Andrea Baumann Lustig and Philippe Labaune each receives an annual salary and a bonus, plus a percentage share of the annual profits of the Adviser based on ownership of the Adviser. Irene Bergman and Edward N. Cooper receive an annual salary plus a bonus. Annual bonuses are determined by and subject to the discretion of the President of the Adviser and are based upon the Adviser's overall profitability. Andrew Eras receives an annual salary plus commissions based upon the advisory fees earned by the Adviser from new advisory clients that he introduces.

                              BROKERAGE ALLOCATION

      Decisions to buy and sell securities for the Fund, and assignment of portfolio business and negotiation of commission rates, when applicable, are made by the Adviser. It is the Fund's policy to obtain the best price and execution of orders available and, in doing so, the Fund receives portfolio executions and negotiates transactions in accordance with the reliability and quality of a broker's services, the value of such services and expected contribution to the performance of the Fund. Subject to the consideration by the Adviser to obtain the best net price and the most favorable execution of the order, other factors considered by the Adviser in selecting brokers or dealers include, but are not limited to: the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but which ordinarily will not be higher than the generally prevailing competitive range), the broker's trading expertise, execution and clearing capabilities, the financial strength, reputation and stability of the broker, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker to stand ready to execute possibly difficult transactions in the future. The Adviser may also consider research provided by broker-dealers who execute portfolio transactions for the Adviser. This research includes statistical and economic data and research reports on particular companies and industries and is used by the Adviser in connection with all of its similarly managed client accounts.

      The Adviser will not participate in commissions paid by the Fund to brokers or dealers and will not receive any reciprocal business, directly or indirectly, as a result of such commissions.

      Section 28(e) of the Securities Exchange Act of 1934 provides a "safe harbor" for advisers who use commissions or transaction fees paid by their advised accounts to obtain investment research services that provide lawful and appropriate assistance to the adviser in performing investment decision-making responsibilities. As required by Section 28(e), the Adviser will make a good faith determination that the amount of commission or other fees paid is reasonable in relation to the value of the brokerage and research services provided. The Adviser may pay a broker-dealer higher commissions than those available from another broker in recognition of the research services provided.

      When the Adviser believes that it meets the standards of best execution, the Adviser may execute the Fund's portfolio transactions through Pershing LLC, the Adviser's "prime broker," and Pershing Advisor Solutions, LLC as the introducing broker (collectively "Pershing"). As prime broker, Pershing acts as settlement agent, provides custody for assets, and prepares account statements for the Adviser's clients who choose Pershing as its custodian. As part of the Adviser's prime brokerage relationship, Pershing provides custody services for the Adviser's clients, including the Fund, at no charge. The Adviser may place the Fund's trades with any number of executing brokers; however, Pershing may charge $12 per trade ticket for clearing services on trades executed by other brokers.

      The Adviser manages other client accounts in addition to the Fund. These clients include individuals, trusts, charitable organizations, corporations, pensions and profit sharing plans and other institutional investors. Because the Adviser uses the same investment strategy to manage both the Fund and its client accounts, the Adviser routinely purchases or sells the same investment securities for the Fund as well as for one or more of the client accounts. When the Adviser believes that it is appropriate, it will aggregate orders for two or more client accounts, including the Fund (a "Bunched Trade"). Bunched Trades are sought when the Adviser believes such trading will result in a more favorable overall execution for all participating accounts. Bunched Trades that are filled at different intervals during a trading day and/or at different prices will be allocated to client accounts at the average price obtained during that day. Depending on the nature of a trade, an order for the purchase or sale of a security may be filled over the course of several days. Partially filled orders will be allocated to client accounts automatically on a random basis by the Adviser's order management computer system. The Adviser will continue to purchase or sell shares, in additional aggregated orders if possible, to obtain shares for the accounts not previously filled. Using this random computer methodology, all managed accounts receive fair and equitable treatment over time. When necessary, trades will be allocated according to a rotation system that results in a fair and equitable distribution of opportunities throughout the year. This method will be used, for example, when the quantity of securities obtained would not have a material impact if distributed amongst more than one client account.

      During the fiscal years ended October 31, 2008, 2007 and 2006, the Fund paid aggregate brokerage commissions of $26,456, $13,998 and $37,694, respectively, all of which were paid to unaffiliated brokers. The Board has reviewed and approved the foregoing brokerage arrangements.

      As of October 31, 2008, the Fund held no securities of its regular brokers or dealers (or the parents thereof).

                                 CODES OF ETHICS

      Each of the Trust, the Distributor and the Adviser has adopted a Code of Ethics to comply with Rule 17j-1 under the 1940 Act. These Codes of Ethics are designed to identify and prevent conflicts of interest and prevent fraud. The Codes of Ethics require initial, quarterly and annual reports by covered employees of all personal securities transactions and holdings. The Codes of Ethics also bar investments in private placements and initial public offerings by certain personnel of the Trust and the Adviser without pre-clearance. The Board will review reports under the Codes of Ethics and receive certain certifications with respect to their administration. The Codes of Ethics are on file with and available from the SEC.

                      PROXY VOTING POLICIES AND PROCEDURES.

      In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities that the Fund holds (the "Proxy Voting Policy"). The Proxy Voting Policy is designed to: (i) ensure that the Trust votes proxies in the best interest of fund shareholders; (ii) address conflicts of interest between Fund shareholders, on the one hand, and affiliates of the Fund and the Adviser, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Fund's proxy voting records and the Proxy Voting Policy.

      The Proxy Voting Policy delegates to the Adviser the obligation to vote the Fund's proxies and contains procedures designed to ensure that proxies are voted and to deal with conflicts of interests. The Board annually will review the Proxy Voting Policies of the Trust and the Adviser and determine whether to amend the Trust's Policy or to recommend to the Adviser any proposed amendment to its Policy. The Proxy Voting Policies of the Trust and the Adviser are included in an Appendix to this SAI.

      The Trust's Proxy Voting Policy provides that, in accordance with SEC rules, it will annually disclose on Form N-PX Fund's proxy voting record. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, free of charge by calling toll free at 1-866-822-9555. This information is also available on the SEC's website at www.sec.gov.

                       ADDITIONAL INFORMATION ON PURCHASE,
                        REDEMPTION AND PRICING OF SHARES

      Shares of the Fund are offered for sale on a continuous basis. Shares of the Fund are sold and redeemed at their net asset value as next determined after receipt of the purchase or redemption order in proper form. In connection with the sale of shares of the Fund, the Adviser may pay a referral fee to solicitors, financial advisers and other persons who refer their clients to the Fund. This referral fee is paid by the Adviser from its own resources based on the assets invested in the Fund attributable to the solicitor, financial adviser or other person. No portion of this referral fee is paid by the Fund.

      The Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the New York Stock Exchange is restricted by applicable rules and regulations of the SEC; (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the fair market value of its net assets.

      The Fund offers two classes of shares, the Institutional Class shares and the Adviser Class shares. The Prospectus contains detailed information regarding the eligibility requirements for each class of shares. If you have any questions regarding your eligibility, please call the Fund's Transfer Agent at 1-866-822-9555.

                             PERFORMANCE OF THE FUND

      From time to time the Fund's performance data may be quoted in advertising and other promotional materials. The Fund may compare its performance with data published by Lipper, Morningstar, Inc., or Mutual Fund Magazine; fund rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, Morningstar or Bloomberg LP; and advertising and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money, Forbes, Value Line, Business Week, Financial World and Barron's.

      From time to time, the "average annual total return" and "total return" of an investment in the Fund may be advertised. An explanation of how yields and total returns are calculated for the Fund and the components of those calculations are set forth below.

      Total return information may be useful to investors in reviewing the Fund's performance. The Fund's advertisement of its performance must, under applicable SEC rules, include the Fund's average annual total returns for the 1, 5, and 10-year periods (or the life of the Fund, if less) as of the most recently ended calendar quarter. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. Investments in the Fund are not insured; its total return is not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Total return for any given past period is not a prediction or representation by the Fund of future rates of return on its shares. The total return of the shares of the Fund is affected by portfolio quality, portfolio maturity, the type of investments the Fund holds, and operating expenses.

AVERAGE ANNUAL TOTAL RETURN. The "average annual total return before taxes" of the Fund is an average annual compounded rate of return before taxes for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV"), assuming that dividends and distributions were reinvested at the appropriate net asset value per share, according to the following formula:

                                 P(1+T)^n = ERV

      The cumulative "total return before taxes" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Total return is determined as follows:

                       ERV - P = TOTAL RETURN BEFORE TAXES
                       -------
                          P

AVERAGE ANNUAL TOTAL RETURNS AFTER TAXES ON DISTRIBUTIONS. The "average annual total return after taxes on distributions" of the Fund is an average annual compounded return for each year in a specified number of years after taxes on Fund distributions in each year. It is the rate of return ("T") based on the change in value of a hypothetical initial investment of $1,000 ("P") held for the number of years ("n") to achieve the ending value after taxes on distributions ("ATVD"), according to the following formula:


                                 P(1+T)^n = ATV
                                               D

      The cumulative "total return after taxes on distributions" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return after taxes on distributions, but it does not average the rate of return on an annual basis. Total return after taxes on distributions is determined as follows:

              ATV  - P = TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS
                 D
              --------
                  P

TOTAL RETURNS AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS. The "average annual total return after taxes on distributions and redemptions" of the Fund is an average annual compounded rate of return after taxes on distributions and redemption for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P") held for a number of years ("n") to achieve an ending value at the end of the periods shown ("ATVDR"), according to the following formula:

                                 P(1+T)^n = ATV
                                               DR

      The cumulative "total return after taxes on distributions and redemptions" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period greater than one year. Its calculation uses some of the same factors as average annual total return after taxes on distributions and redemptions, but it does not average the rate of return on an annual basis. Total return after taxes on distributions is determined as follows:

      ATV   - P = TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS
         DR
      ---------
          P

                                      TAXES

      The following is only a summary of certain additional federal income and excise tax considerations generally affecting the Fund and its shareholders that are not described in the prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations).

QUALIFICATION AS A REGULATED INVESTMENT COMPANY
-----------------------------------------------

      The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will, therefore, count towards the satisfaction of the Distribution Requirement.

      If the Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward up to eight years to offset capital gains in such future years. As of October 31, 2008, the Fund has a capital loss carryforward of $1,955,297, which is available to offset future realized capital gains. This capital loss carryforward expires on October 31, 2016. Under Code Sections 382 and 383, if the Fund has an "ownership change," then the Fund's use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the net assets of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal Revenue Service) in effect for the month in which the ownership change occurs. The Trust will use its best effort to avoid having an ownership change. However, because of circumstances which may be beyond the control or knowledge of the Fund, there can be no assurance that the Fund will not have, or have not already had, an ownership change. If the Fund has or has had an ownership change, then the Fund will be subject to Federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund. Any distribution of such capital gain net income will be taxable to shareholders as described under "Fund Distributions" below.

      In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities), other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income from interests in qualified publicly traded partnerships.

      In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales "against the box." However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss (but only to the extent attributable to changes in foreign currency exchange rates).

      Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of the Fund's net investment in the transaction and: (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations. The amount of the gain recharacterized generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the federal long-term, mid-term, or short-term rate, depending upon the type of instrument at issue, reduced by an amount equal to: (1) prior inclusions of ordinary income items from the conversion transaction and (2) under Treasury regulations that have not yet been promulgated, the capitalized interest on acquisition indebtedness. Built-in losses will be preserved where the Fund has a built-in loss with respect to property that becomes a part of a conversion transaction. No authority exists that indicates that the converted character of the income will not be passed through to the Fund's shareholders.

      In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, or (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

      Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.

      Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss (including, to the extent provided in Treasury Regulations, losses recognized pursuant to the PFIC mark-to-market election) incurred after October 31 as if it had been incurred in the succeeding year.

      In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of any such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of any such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), in the securities of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.

      If, for any taxable year, the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions may be eligible for (i) the dividends-received deduction in the case of corporate shareholders or (ii)
treatment  as  "qualified   dividend   income"  in  the  case  of   noncorporate
shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES
--------------------------------------------

      A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for such calendar year and 98% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

      For purposes of the excise tax, a regulated investment company shall: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

FUND DISTRIBUTIONS
------------------

      The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders at long-term capital gains rates (a "qualified dividend"), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from the Fund that are qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by the Fund are less than 95% of the Fund's gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be designated by the Fund and generally cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund may constitute qualified dividends.

      No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code Section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option (or an in-the-money qualified call option) to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the noncorporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

      Dividends received by the Fund from a foreign corporation will be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S. or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes). The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes. Notwithstanding the above, dividends received from a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC, will not constitute qualified dividends.

      Distributions attributable to dividends received by the Fund from domestic corporations will qualify for the 70% dividends-received deduction ("DRD") for corporate shareholders only to the extent discussed below. Distributions attributable to interest received by the Fund will not and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

      Ordinary income dividends paid by the Fund with respect to a taxable year may qualify for the 70% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period (181-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code
Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 70% of the shareholder's taxable income (determined without regard to the DRD and certain other items).

      Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular income tax on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. For purposes of the corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, a corporate shareholder will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

      The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions only 50% of the capital gain recognized upon the Fund's disposition of domestic qualified "small business" stock will be subject to tax.

      Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that it also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

      Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

      Distributions by the Fund that do not constitute ordinary income dividends, qualified dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his/her shares; any excess will be treated as gain from the sale of his/her shares, as discussed below.

      Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

      Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

      The Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to properly report the receipt of interest or dividend income, or
(3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

SALE OR REDEMPTION OF SHARES
----------------------------

      A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption of shares of the Fund. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

FOREIGN SHAREHOLDERS
--------------------

      Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

      If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to "interest-related dividends" and "short-term capital gain dividends," ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to a foreign shareholder will be subject to 30% U.S. withholding tax (or lower treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains. U.S. withholding tax generally would not apply to amounts designated by the Fund as an "interest-related dividend" or a "short-term capital gain dividend" paid with respect to years of the Fund beginning in 2005, 2006 or 2007. The aggregate amount treated as an interest related dividend for the year is limited to the Fund's qualified net interest income for the year, which is the excess of the sum of the Fund's qualified interest income (generally, its U.S. source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a "short-term capital gain dividend" is limited to the excess of the Fund's net short-term capital gain over its net long-term capital loss (determined without regard to any net capital loss or net short term capital loss attributable to transactions occurring after October 31; any such loss is treated as arising on the first day of the next year.

      If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends, and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

      In the case of a foreign shareholder other than a corporation, the Fund may be required to withhold U.S. federal income tax at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholder furnishes the Fund with proper notification of his/her foreign status.

      The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

EFFECT OF FUTURE LEGISLATION; STATE AND LOCAL TAX CONSIDERATION
---------------------------------------------------------------

      The foregoing general discussion of U.S. federal income and excise tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect.

      Rules of state and local taxation of ordinary income dividends, qualified dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

                      ADDITIONAL INFORMATION ABOUT THE FUND

      Stralem Fund, a Delaware statutory trust, is comprised of one series, Stralem Equity Fund. The Delaware Statutory Trust Act provides that a shareholder  of a  Delaware  statutory  trust  shall  be  entitled  to the  same limitation of personal liability extended to shareholders of Delaware corporations, and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust. The Trust Instrument also provides for indemnification out of Trust property for any shareholder held personally liable solely by his or her being or having been a shareholder. The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss because of shareholder liability is considered to be extremely remote.

      The Trust Instrument authorizes the Board to issue an unlimited number of shares, which are units of beneficial interest, with a par value of $0.01 per share. Each share has one vote and participates equally in dividends and distributions declared by the Fund and in the Fund's net assets on liquidation. The shares, when issued, are fully paid and non-assessable. Shares have no pre-emptive, subscription or conversion rights and are freely transferable.

      Eisner LLP, is an independent registered public accounting firm and performs auditing and tax services for the Fund.

      Pershing LLC (the "Custodian"), acts as the custodian for the securities of the Fund. The Custodian's principal offices are located at 1 Pershing Plaza, Jersey City, New Jersey 07399.

      Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as counsel to the Fund.

                              FINANCIAL STATEMENTS

      The financial statements of the Fund, which have been audited by Eisner LLP, an independent registered public accounting firm, are incorporated herein by reference to the annual report of the Fund dated October 31, 2008.

                        APPENDIX -- PROXY VOTING POLICIES

                                  STRALEM FUND

                              PROXY VOTING POLICIES

                              AS AMENDED MARCH 2009

Stralem Fund (the "Trust") on behalf of the Stralem Equity Fund (the "Fund") has adopted these Proxy Voting Policies and Procedures ("Policies") to:

      o ensure that they vote proxies in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments;

      o address any conflicts that may arise between shareholders, on the one hand, and "affiliated persons" of the Fund or of Stralem & Company Incorporated ("Stralem") on the other;

      o authorize the Boards of Trustees of the Fund to oversee proxy voting, and

      o provide for the disclosure of the Fund's proxy voting records and these Policies.

I.    DELEGATION TO STRALEM

The Trust hereby delegates the responsibility for voting proxies on behalf of the Fund with respect to all equity securities held by the Fund to Stralem in accordance with these Policies, subject to oversight by the Trustees.

The Trustees have reviewed Stralem's Proxy Voting Policy and Procedures (the "Procedures") and have determined that they are reasonably designed to ensure that Stralem will vote all proxies in the best interests of the Shareholders, untainted by conflicts of interests. The Procedures are adopted as part of these Policies. The Board of Trustees must approve any material change in the Procedures before they become effective with respect to the Portfolios.

II.   DISCLOSURE

A.    VOTING RECORDS

In accordance with Rule 30b1-4 under the Investment Company Act of 1940, as amended, the Trust shall file annually with the Securities and Exchange Commission (the "SEC") on Form N-PX (or such other form as the SEC may designate) the Fund's proxy voting records for the most recent twelve-month period ended June 30 (the "Voting Records").

The Voting Records shall consist of, for each proposal on which the Fund was entitled to vote with respect to a security held by the Fund (for the designated time period of the Voting Records):

      o     the name of the issuer of the portfolio security
      o     the exchange ticker symbol of the portfolio security
      o     the CUSIP number for the portfolio security

      o     the shareholder meeting date
      o     a brief identification of the matter voted upon
      o whether the matter was proposed by the issuer or by a security holder
      o     whether the Fund cast a vote and, if so, how the vote was cast
      o     whether the vote cast was for or against management of the issuer

B.    DISCLOSURE THE POLICIES AND HOW TO OBTAIN INFORMATION

      1. DESCRIPTION OF THE POLICIES. The Fund's statement of additional information ("SAI") shall describe these Policies, including the Procedures.

      2. HOW TO OBTAIN A COPY OF THE POLICIES. The Fund shall disclose in all shareholder reports that a description of these Policies is available

      o without charge, upon request, by calling Stralem toll free at (866) 822-9555;
      o     at the SEC's website, www.sec.gov.

      3. HOW TO OBTAIN INFORMATION ABOUT THE FUND'S PROXY VOTES. The Fund shall disclose in all shareholder reports and the SAI that information regarding how the Fund voted proxies relating to portfolio securities is available:

      o without charge, upon request, by calling Stralem toll free at (866) 822-9555;
      o     at the SEC's website, www.sec.gov.

The Fund must send the information disclosed in their most recently filed proxy voting report on Form N-PX within three business days after the receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

III.  REVIEW BY TRUSTEES

Stralem shall report to the Trustees, at least annually, the Voting Records of the Fund in a form as the Trustees may request. This report shall:

      o describe any conflicts of interests that were identified in connection with the voting of securities under the Procedures and how they were addressed; and
      o summarize all votes that were made other than in accordance with the Procedures.

At this meeting, the Trustees will review these Policies and the Adviser's Procedures and determine whether any amendments to these Policies or the Procedures would be appropriate.

Adopted:  October 1, 2003

                         STRALEM & COMPANY INCORPORATED

                       PROXY VOTING POLICY AND PROCEDURES

                              AS AMENDED MARCH 2008

o     PROXY VOTING POLICY

SEC registered investment advisers are required to follow certain limited steps concerning proxy voting on behalf of their clients. They must:

            o Adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interest of clients, and those procedures must include how the adviser will address material conflicts that may arise between the adviser's interests and its clients' interests;
            o Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to client securities; and
            o Describe to clients the adviser's proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client.

Stralem & Company Incorporated ("Stralem") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. Generally, Stralem is not authorized by its clients to vote proxies on their behalf. Although Stralem's proxy voting policies are stated below, Stralem considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate shareholder interests.

As a general rule, Stralem will vote against any actions that would:

            o     reduce the rights or options of shareholders,
            o reduce shareholder influence over the board of directors and management,
            o reduce the alignment of interests between management and shareholders, or
            o     reduce the value of shareholders' investments.

      o     BOARDS OF DIRECTORS

A board that has at least a majority  of  independent  directors  is integral to
good  corporate   governance.   Key  board   committees,   including  audit  and
compensation committees, should be completely independent.

There are some actions by directors that should result in votes for their election being WITHHELD. These instances include directors who:

            o Are not independent directors and sit on the board's audit or compensation committee;
            o Attend less than 75 percent of the board and committee meetings without a valid excuse;
            o Implement or renew a dead-hand or modified dead-hand poison pill;
            o Enacted egregious corporate governance policies or failed to replace management as appropriate;
            o Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or
            o Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

            o Long-term financial performance of the target company relative to its industry;
            o     Management's track record;
            o     Portfolio manager's assessment;
            o     Qualifications of director nominees (both slates);
            o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
            o     Background to the proxy contest.

      o     INDEPENDENT AUDITORS

A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. Stralem will support the reappointment of the company's auditors unless:

            o It is not clear that the auditors will be able to fulfill their function;
            o There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or
            o The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

      o     COMPENSATION PROGRAMS

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. Stralem will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

            o     Stralem will generally vote against plans where:
                  o the total dilution (including all equity-based plans) is excessive.
                  o the company can re-price underwater options without shareholder approval,
                  o the company can issue options with an exercise price below the stock's current market price,
                  o     the company can issue reload options, or
                  o the plans includes an automatic share replenishment ("evergreen") feature.
            o     Stralem will generally support:
                  o proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.
                  o the board's discretion to determine and grant appropriate cash compensation and severance packages.
                  o the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

      o     CORPORATE MATTERS

Stralem will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

            o     Stralem will generally support:
                  o merger and acquisition proposals that the Senior Portfolio Manager believes, based on his review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.
                  o proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.
                  o proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.
            o Stralem will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

      o     SHAREHOLDER PROPOSALS

Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. Stralem reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

            o     Stralem will generally support
                  o the board's discretion regarding shareholder proposals that involve ordinary business practices.
                  o proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.
                  o     proposals to lower barriers to shareholder action.
                  o proposals to subject shareholder rights plans to a shareholder vote.

      o     OTHER
            o     Stralem will vote against
                  o     proposals  where the  proxy  materials  lack  sufficient
                        information upon which to base an informed decision.
                  o     proposals  to  authorize  the proxy to conduct any other
                        business that is not described in the proxy statement.
            o Stralem will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

Stralem's proxy policies, and the procedures noted below, may be amended from time to time.

o     PROXY VOTING PROCEDURES

            o Stralem subscribes to the proxy monitoring and voting agent services offered by Institutional Shareholder Services, Inc ("ISS"). ISS provides a proxy analysis with research and voting recommendations for each matter submitted to shareholder vote by companies held in the portfolios of advisory accounts that have requested Stralem to assume proxy voting responsibility or accounts that Stralem is required by law to vote proxies on behalf of that entity. In addition, ISS votes, records and generates a voting activity report for Stralem's clients. Stralem monitors ISS's voting and if Stralem does not issue instructions to ISS for a particular matter, ISS will mark the ballots in accordance with their recommendations. As part of ISS's recordkeeping/administrative function, ISS receives and reviews all proxy statements, ballots and other materials, and generates reports regarding proxy activity. Stralem may receive proxy statements with respect to client securities at any time, although in general proxy statements will be sent either directly to ISS or to the client if Stralem has not been asked to vote the proxies.

            o Some clients over which Stralem has proxy voting discretion participate in securities lending programs. Stralem will be unable to vote any security that is out on loan to a borrower on a proxy record date because title to loaned securities passes to the borrower.

            o When Stralem is asked or required by law to vote proxies on behalf of a client, Stralem will generally vote in accordance with the recommendations of ISS, but Stralem may issue instructions to change a particular vote if Stralem determines that it is in the client's best interest. Where applicable, Stralem will also consider any specific guidelines designated in writing by a client. Clients that specify the use of proxy guidelines other than the ISS standard voting guidelines will be voted in accordance with these other guidelines. In addition to ISS' standard guidelines, Stralem also subscribes to ISS' Socially Responsible guidelines and Taft-Hartley guidelines.

            o The Senior Portfolio Manager will consider Stralem's fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The Senior Portfolio Manager will periodically monitor and review the policies of ISS.

In addition to the foregoing, Stralem will adhere to the following protocols:

            o Stralem will not engage in conduct that involves an attempt to change or influence the control of a company, other than by voting proxies and participating in Creditors' committees.

            o Stralem will not publicly announce its voting intentions and the reasons therefore.

            o Stralem will not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

            o All communications regarding proxy issues between the Stralem and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing Stralem's concerns for its advisory clients' interests and not in an attempt to influence or control management.

o     CONFLICTS OF INTEREST

Stralem will review each proxy to assess the extent to which there may be a material conflict between Stralem's interests and those of Stralem's advisory clients. A potential conflict of interest situation may include where Stralem or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm Stralem's relationship with the company. In order to avoid even the appearance of impropriety, Stralem will not take Stralem's relationship with the company into account, and will vote the company's proxies in the best interest of Stralem's advisory clients, in accordance with these proxy policies and procedures.

To the extent that the Senior Portfolio Manager has any conflict of interest with respect to a company or an issue presented, then the Senior Portfolio Manager should inform the Compliance

Officer and the President of Stralem of such conflict and Stralem will refer the matter to ISS and direct that service to vote the proxy in the client's interest.

o     DOCUMENT RETENTION POLICY.

Stralem will retain and/or cause to be retained by ISS the following documents in a central location:

            o     A copy of this Policy & Procedure Statement.
            o     A list of proxy statements received for each advisory client.
            o A record of each vote cast on behalf of a client. Stralem may rely on a third party to make and retain this record on Stralem's behalf, so long as Stralem has obtained the third party's undertaking to provide a copy of such voting record promptly upon request.
            o A copy of any document created by Stralem that was material to Stralem's decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision.
            o A copy of each written client request for information on how Stralem voted proxies on behalf of the client, and a copy of any written response from Stralem to the requesting client.

These documents will be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record. Records maintained by Stralem shall be maintained for the first two years in an appropriate office of Stralem and three years in offsite storage.

Adopted:  October 1, 2003

                             Registration Statement
                                       of
                                  STRALEM FUND
                                  on Form N-1A

PART C.  OTHER INFORMATION

ITEM 23. Exhibits
-------

(a)(1)   Certificate of Trust dated January 27, 1999(1)

(a)(2)   Trust  Instrument  dated  January 27,  1999(2)

(b)      Trust Bylaws dated December 14, 2005(2)

(c) The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Trust Instrument referenced in Exhibit (a) above, and in Article IV of the Trust Bylaws referenced in Exhibit (b) above.

(d)(1)   Investment   Advisory   Agreement  dated  September  12,  2005  between
         Registrant and Stralem & Company Incorporated ("Stralem")(2)

(d)(2)   Expense Limitation Agreement between Registrant and Stralem(6)

(e) Distribution Agreement dated May 1, 2008 between Registrant and Ultimus Fund Distributors, LLC(5)

(f)      Not applicable

(g)      Custodian  Agreement between Registrant and Pershing Advisory Solutions
         LLC(4)

(h) Mutual Fund Services Agreement dated May 1, 2008 between Registrant and Ultimus Fund Solutions, LLC (5)

(i)(1)   Opinion of Kramer Levin Naftalis & Frankel LLP dated April 29, 1999(3)

(i)(2)   Opinion of Morris, Nichols, Arsht & Tunnell dated April 29, 1999(3)

(i)(3)   Consent of Kramer Levin Naftalis & Frankel LLP(6)

(j)      Consent of Auditors(6)

(k)      Not applicable

(l)      Not applicable

(m) Distribution Plan Adopted Pursuant to Rule 12b-1 of the Investment Company Act of 1940(6)

(n)      Rule 18f-3 Multi-Class Plan(6)

(o)      Reserved

(p)(1)   Code of Ethics of Registrant(5)

(p)(2)   Code of Ethics of Stralem & Company Incorporated(5)

(p)(3)   Code of Ethics of Ultimus Fund Distributors, LLC(5)

(1) Filed electronically as an Exhibit to Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A on February 26, 1999, accession number 0000922423-99-000367, and incorporated herein by reference.

(2) Filed electronically as an Exhibit to Post-Effective Amendment No. 53 to Registrant's Registration Statement on Form N-1A on February 28, 2006, accession number 0000922423-06-000323, and incorporated herein by reference.

(3) Filed electronically as an Exhibit to Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A on April 29, 1999, accession number 0000922423-99-000570 and incorporated herein by reference.

(4) Filed electronically as an Exhibit to Post-Effective Amendment No. 55 to Registrant's Registration Statement on Form N-1A on February 4, 2008, accession number 0000922423-08-000109 and incorporated herein by reference.

(5) Filed electronically as an Exhibit to Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A on February 27, 2009, accession number 0001111830-09-000226 and incorporated herein by reference

(6)   Filed herewith.

ITEM 24.    Persons Controlled by or Under Common Control with Registrant.
-------

There are no persons controlled by or under common control with the Registrant.

ITEM 25.    Indemnification.
-------

Indemnification in Trust Instrument of Registrant referenced in Item 23(a)(2), above.

      Section 10.02 Indemnification

            (a)  Subject  to  the  exceptions  and   limitations   contained  in
      Subsection 10.02(b):

            (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

            (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

            (b) No  indemnification  shall be  provided  hereunder  to a Covered
      Person:

            (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

            (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

            (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

            (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02.

The Investment Advisory Agreement with Stralem & Company Incorporated ("Stralem") provide that Stralem, its directors, officers, shareholders, agents, or employees shall not be liable for any mistake of judgment or in any event whatsoever, except for lack of good faith; provided, however, that nothing therein shall be construed to protect Stralem, its directors, officers, shareholders, agents, or employees against any liability to the Registrant by reason of willful misfeasance, bad faith or gross negligence in performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement.

The   Distribution   Agreement   with  Ultimus  Fund   Distributors,   LLC  (the
"Distributor") provides that the Distributor, its directors, officers, employees, partners, shareholders and control persons shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of any of such persons in the performance of Distributor's duties or from the reckless disregard by any of such persons of Distributor's obligations and duties under the Agreement. Registrant will advance attorneys' fees or other expenses incurred by any such person in defending a proceeding, upon the undertaking by or on behalf of such person to repay the advance if it is ultimately determined that such person is not entitled to indemnification.

The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant and its Trustees and officers, as well as Stralem, its directors, officers, shareholders, agents, or employees. Coverage under the policy includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

ITEM 26.    Business and Other Connections of Investment Adviser.
-------

The following table shows the names and principal occupations with Stralem of the officers and directors of Stralem and their positions, if any, with Registrant. These individuals have no other substantial business or other connections other than with Stralem or Registrant.


Name                      Principal Occupation With Stralem   Position With Registrant
---------------------     ---------------------------------   ----------------------------
Hirschel B. Abelson       President                           Senior Assistant Treasurer

Philippe E. Baumann       Executive Vice President            President and Trustee

Irene Bergman             Senior Vice President               None

Philippe Labaune          Vice President                      Vice President

Adam Abelson              Vice President                      Vice President

Andrew Eras               Vice President                      None

Andrea Baumann Lustig     Vice President                      Vice President

Joann Paccione            Chief Compliance Officer            Chief Compliance Officer,
                                                              Senior Assistant Treasurer,
                                                              Senior Assistant Secretary


The address of each of the foregoing is 645 Madison Avenue, New York, New York 10022.

ITEM 27.    Principal Underwriters.
-------

(a) Ultimus Fund Distributors, LLC (the Distributor"), 225 Pictoria Drive, Suite 450, also acts as the principal underwriter for Williamsburg Investment Trust, Oak Value Trust, Profit Funds Investment Trust, The Berwyn Funds, The Cutler Trust, The GKM Funds, Veracity Funds, The Destination Funds, Schwartz Investment Trust, TFS Capital Investment Trust, Surgeons Diversified Investment Fund, CM Advisers Family of Funds, The RAM Funds, PMFM Investment Trust, Piedmont Investment Trust, Gardner Lewis Investment Trust, AlphaMark Investment Trust and Monteagle Funds, other open-end investment companies.

                          Position with                 Position with
(b)   Name                Distributor                   Registrant
      ------------------  ---------------------------   ------------------
      Robert G. Dorsey    President/Managing Director   Assistant Vice President
      John F. Splain      Secretary/Managing Director   Secretary
      Mark J. Seger       Treasurer/Managing Director   Treasurer
      Theresa M. Bridge   Vice President                Assistant Treasurer
      Wade R. Bridge      Vice President                Assistant Secretary
      Craig J. Hunt       Vice President                Assistant Vice President
      Tina H. Bloom       Vice President                None
      Steven F. Nienhaus  Vice President                None
      Jeffrey Moeller     Vice President                None

      The address of all of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

(c)   Inapplicable

ITEM 28.    Location of Accounts and Records.
-------

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at the principal executive offices of its administrator, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or its investment adviser, Stralem & Company Incorporated, 645 Madison Avenue, New York, New York 10022. Certain records, including records relating to the possession of Registrant's securities, may be maintained at the offices of Registrant's custodian, Pershing LLC, 1 Pershing Plaza, Jersey City, NJ 07399. Paper books and records that are three years or older are maintained at an off-site storage facility, Yorkville Van & Storage, at 270 Rider Avenue, Bronx, NY 10451.

ITEM 29.    Management Services.
-------

Not applicable.

ITEM 30.    Undertakings.
-------

Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 30th day of April, 2009.

                                           STRALEM FUND

                                           By:  /s/ Philippe E. Baumann
                                               ---------------------------------
                                               Philippe E. Baumann, President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       SIGNATURES                        TITLE                       DATES
------------------------  ----------------------------------  ------------------

/s/ Philippe E. Baumann
------------------------  Trustee and President                  April 30, 2009
Philippe E. Baumann       (Principal Executive Officer)

/s/ Kenneth D. Pearlman
------------------------  Trustee                                April 30, 2009
Kenneth D. Pearlman

/s/ Jean Paul Ruff
------------------------  Trustee                                April 30, 2009
Jean Paul Ruff

/s/ Michael Rubin
------------------------  Trustee                                April 30, 2009
Michael Rubin

/s/ Mark J. Seger
------------------------  Treasurer (Principal Financial and     April 30, 2009
Mark J. Seger             Accounting Officer)

                                  EXHIBIT INDEX
                                  -------------

EX-99.(d)(1)   Expense Limitation Agreement

EX-99.(i)(3)   Consent of Kramer Levin Naftalis & Frankel LLP

EX-99.(j)      Consent of Auditors

EX-99.(m)      Distribution   Plan  Adopted   Pursuant  to  Rule  12b-1  of  the
               Investment Company Act of 1940

EX-99.(n)      Rule 18f-3 Multi-Class Plan